BCP/Essex Holdings Inc.
                                 1601 Wall Street
                              Fort Wayne, IN  46802




                                                                  July 3, 1996
                                                                  Exhibit 20-2


                             BCP/ESSEX HOLDINGS INC.

                               Notice of Redemption
                                        of
           Series B Cumulative Redeemable Exchangeable Preferred Stock


    To Holders of Series B
    Cumulative Redeemable Exchangeable Preferred Stock:

                NOTICE IS HEREBY GIVEN THAT, pursuant to the Certificate of Designations of the Series B Cumulative Redeemable Exchangeable Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), of BCP/Essex Holdings Inc. (the "Company"), the Company has called for redemption and will redeem on July 15, 1996 (the "Redemption Date") all shares of the Series B Preferred Stock outstanding on that date at a redemption price of $26.875 per share, plus accrued and unpaid dividends from June 30, 1996 through and including the Redemption Date of $0.166 per share, for a total redemption price of $27.041 per share (the "Redemption Price"). Carefully read this Notice of Redemption, together with the enclosed Letter of Transmittal and the Instructions contained therein, before filling out the Letter of Transmittal.

                The certificate or certificates for shares of Series B Preferred Stock must be surrendered to ChaseMellon Shareholder Services, LLC (the "Paying Agent"), who will act as paying agent, for payment of the Redemption Price as follows:

    If by Mail:                                     If by  Overnight  Delivery
                                                    or by Hand:
    ChaseMellon Shareholder
      Services, LLC                                 ChaseMellon Shareholder
    P.O. Box 817                                      Services, LLC
    Midtown Station                                 120 Broadway, 13th Floor
    New York, New York 10018                        New York, New York 10271
    Attention:  Reorganization                      Attention:  Reorganization
      Department                                      Department


    Upon surrender (in accordance with this notice and the Letter of Transmittal) of the certificate or certificates for shares of Series B Preferred Stock, such shares shall be redeemed by the Company by payment of the Redemption Price by the Paying Agent. In order to avoid "backup withholding" of Federal income tax on any cash received upon the surrender of certificate(s), a holder thereof must, unless an exemption applies, provide the Paying Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 on the Letter of Transmittal and

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    certify, under penalties of  perjury, that such number is correct and that
    such holder  is not  otherwise  subject to  backup  withholding.   If  the
    correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for the surrender of certificate(s) may be subject to backup withholding of 31%. Please see Instruction 7 in the Letter of Transmittal.





















































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                Dividends on shares of Series B Preferred Stock shall cease to accrue, such shares shall no longer be deemed to be outstanding and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Redemption Price without interest) shall cease from and after the close of business on the Redemption Date (unless the Company shall default in the payment of the Redemption Price, in which case such rights shall not terminate on the Redemption Date).

                If any certificates for Series B Preferred Stock have been either lost or destroyed, promptly notify the Paying Agent, which will give instructions as to the steps that must be taken in order to redeem such shares.

                Questions and requests for assistance or for additional copies of the Letters of Transmittal should be directed to ChaseMellon Shareholder Services, LLC at the addresses set forth above or by telephone at (800) 777-3674.


                                        BCP/ESSEX HOLDINGS INC.






































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